Shared-based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Shared-based Compensation
NOTE 17. SHARE-BASED COMPENSATION
As discussed in Note 3. Discontinued Operations and Assets and Liabilities Held for Sale, the operating results of the Company’s AMS businesses are reported as Discontinued operations, net of tax in the Consolidated Statements of Operations for all periods presented. However, as share-based compensation is not material for these businesses, amounts in this Note 17. Share-based Compensation have not been adjusted to exclude the impact of these businesses.
Stock Incentive Plans
In June 2015, the Company’s shareholders approved the 2015 Stock Incentive Plan (the 2015 Plan). As of the effective date of the 2015 Plan, 10.0 million ordinary shares, including the transfer of 5.0 million ordinary shares available to be granted under the previous 2010 Stock Incentive Plan, were reserved for the granting of stock options (including incentive stock options), stock appreciation rights, restricted stock awards, performance awards and other share-based awards, which may be issued at the discretion of the Company’s board of directors from time to time. Upon the approval of the 2015 Plan, no additional ordinary shares were to be granted under the previously approved plans, including the Company’s 2000, 2004, 2007, 2010 and Assumed Stock Incentive Plans. All awards previously granted and outstanding under the prior plans remain subject to the terms of those prior plans.
During the second quarter of 2017, the Company’s shareholders approved an amendment to the 2015 Plan. The plan was amended and restated to increase the number of the Company’s ordinary shares that may be issued with respect to awards under the Plan by 10.0 million ordinary shares and to make certain other changes to the Plan’s terms. The shares were registered in August 2017.
During the third quarter of 2017, the Company issued approximately 1.0 million stock options and 0.1 million restricted stock units for which a grant date has not been established as the awards are subject to shareholder approval at the Company’s 2018 Annual General Meeting of Shareholders. If approved, the options will have an exercise price equal to the closing share price on their issuance date in August 2017. Additionally, at December 31, 2017, there are 0.3 million performance share units, representing target amounts, for which a grant date has not yet been established.
At December 31, 2017, approximately 8.8 million ordinary shares were reserved for future grants under the 2015 Plan. Options and awards which have been issued but for which a grant date has not yet been established are excluded from this amount.
As of December 31, 2017, stock options, restricted stock awards, performance stock units and restricted stock units have been granted under the stock incentive plans.
Generally, the grant-date fair value of each award is recognized as expense over the requisite service period. However, expense recognition differs in the case of certain performance share units where the ultimate payout is performance-based. For these awards, at each reporting period, the Company estimates the ultimate payout and adjusts the cumulative expense based on its estimate and the percent of the requisite service period that has elapsed.
The Company recognized share-based compensation expense of $50.1 million, $59.8 million and $98.8 million during the years ended December 31, 2017, 2016 and 2015, respectively. The share-based compensation expense recognized during the year ended December 31, 2015 includes a charge related to the acceleration of Auxilium employee equity awards at closing of $37.6 million and $11.4 million of expense related to certain AMS equity awards modified in conjunction with the anticipated sale of the business. The AMS amounts are recorded in Discontinued Operations, net of tax. As of December 31, 2017, the total remaining unrecognized compensation cost related to all non-vested share-based compensation awards for which a grant date has been established as of December 31, 2017 amounted to $58.2 million.
Presented below is the allocation of share-based compensation as recorded in our Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015 (in thousands).

	2017	2016	2015
Selling, general and administrative expenses	$38,292	$54,176	$79,928
Research and development expenses	4,197	2,440	2,388
Cost of revenues	7,660	2,040	2,241
Discontinued operations (Note 3)	—	1,113	14,231
Total share-based compensation expense	$50,149	$59,769	$98,788

Stock Options
During the years ended December 31, 2017, 2016 and 2015, the Company granted stock options to employees of the Company as part of their annual share compensation award and, in certain circumstances, on an ad hoc basis or upon their commencement of service with the Company. For options for which a grant date has not yet occurred, no fair value has been established and these options are not reflected in any of the amounts in this “Stock Options” section.
Employee stock options generally vest ratably, in equal amounts, over a three or four-year service period and expire ten years from the grant date. The fair value of option grants is estimated at the date of grant using the Black-Scholes option-pricing model. This model utilizes assumptions related to volatility, the risk-free interest rate, the dividend yield (which is assumed to be zero as the Company has not paid cash dividends to date and does not currently expect to pay cash dividends) and the expected term of the option. Expected volatilities utilized in the model are based mainly on the historical volatility of the Company’s share price over a period commensurate with the expected life of the share option as well as other factors. The risk-free interest rate is derived from the U.S. Treasury yield curve in effect at the time of grant. We estimate the expected term of options granted based on our historical experience with our employees’ exercise of stock options and other factors.
A summary of the activity for each of the years ended December 31, 2017, 2016 and 2015 is presented below:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (1)
Outstanding as of January 1, 2015	3,063,352	$40.15
Granted	794,757	$77.27
Exercised	(880,885)	$30.93
Forfeited	(201,397)	$72.24
Expired	(7,260)	$45.20
Outstanding as of December 31, 2015	2,768,567	$51.56
Granted	2,578,105	$35.45
Exercised	(62,589)	$31.19
Forfeited	(858,556)	$52.27
Expired	(100,318)	$60.71
Outstanding as of December 31, 2016	4,325,209	$41.70
Granted	5,288,675	$10.42
Forfeited	(623,987)	$28.32
Expired	(741,767)	$40.29
Outstanding as of December 31, 2017	8,248,130	$22.79	7.87	$493,979
Vested and expected to vest as of December 31, 2017	7,633,410	$23.46	7.76	$435,456
Exercisable as of December 31, 2017	1,826,250	$42.39	3.99	$—

__________

(1)
The intrinsic value of a stock option is the excess, if any, of the closing price of the Company’s ordinary shares on the last trading day of the fiscal year over the exercise price. The aggregate intrinsic values presented in the table above represent sum of the intrinsic values of all corresponding stock options that are “in-the-money.”

The range of exercise prices for the above stock options outstanding at December 31, 2017 is from $7.55 to $89.68.
No options were exercised during the year ended December 31, 2017. The total intrinsic value of options exercised during the years ended December 31, 2016 and 2015 was $1.3 million and $27.2 million, respectively. No tax benefits from stock option exercises were realized during the years ended December 31, 2017 and 2016. Tax benefits from stock option exercises during the year ended December 31, 2015 were $11.7 million. The weighted average grant date fair value of the stock options granted in the years ended December 31, 2017, 2016 and 2015 was $4.73, $11.46 and $21.09 per option, respectively, determined using the following average assumptions:

	2017	2016	2015
Expected term (years)	4.0	4.0	4.0
Risk-free interest rate	1.7%	1.1%	1.3%
Dividend yield	—	—	—
Expected volatility	58%	43%	32%

As of December 31, 2017, the weighted average remaining requisite service period of the non-vested stock options was 2.5 years and the total remaining unrecognized compensation cost related to non-vested stock options amounted to $21.1 million.
Restricted Stock Units and Performance Share Units
During the years ended December 31, 2017, 2016 and 2015, the Company granted restricted stock units (RSUs) and performance share units (PSUs) to employees of the Company as part of their annual share compensation award and, in certain circumstances, on an ad hoc basis or upon their commencement of service with the Company. For RSUs and PSUs for which a grant date has not yet occurred, no fair value has been established and these awards are not reflected in any of the amounts in this “Restricted Stock Units and Performance Share Units” section.
RSUs vest ratably, in equal amounts, over a three or four-year service period. PSUs vest in full after a three-year service period and are conditional upon the achievement of performance or market conditions established by the compensation committee of the Board of Directors.
PSUs granted in 2017 were based upon two discrete measures: relative total shareholder return (TSR) and a free cash flow performance metric. The free cash flow performance metric, which accounts for 50% of the PSU award at grant, will be measured annually over a 3-year performance cycle. The remaining 50% of the PSU award is tied exclusively to relative TSR performance, which will be measured against the 3-year TSR of a custom index of companies. The actual number of shares awarded is adjusted to between zero and 200% of the target award amount based upon achievement of certain goals. In addition to meeting the conditions required by both the TSR and free cash flow portions of the awards, grant recipients are also subject to being employed by the Company following the completion of the 3-year period in order to receive the awards. TSR relative to peers is considered a market condition under applicable authoritative guidance, while the free cash flow measure is considered performance condition.
In 2016, PSU grants are tied to relative TSR performance, which will be measured against the 3-year TSR of a custom index of companies, with maximum payout levels also based on absolute compounded annual growth rate (CAGR) stock price objectives. Each award covered a 3-year performance cycle. The actual number of shares awarded is adjusted to between zero and 300% of the target award amount based upon achievement of pre-determined relative TSR and CAGR stock price goals. TSR relative to peers is considered a market condition under applicable authoritative guidance.
Starting in 2014 and continuing in 2015, PSU grants are tied to the attainment of absolute CAGR for the Company’s ordinary share price, which is considered a market condition under applicable authoritative guidance. Each award covers a 3-year performance cycle. The actual number of shares awarded is adjusted to between zero and 300% of the target award amount based upon achievement of pre-determined CAGR goals.
RSUs are valued based on the closing price of Endo’s ordinary shares on the date of grant. PSUs with TSR conditions are valued using a Monte-Carlo variant valuation model, while those with adjusted free cash flow conditions are valued taking into consideration the probability of achieving the specified performance goal. The Monte-Carlo variant valuation model considered a variety of potential future share prices for Endo as well as our peer companies in a selected market index.
A summary of our nonvested RSUs and PSUs for the years ended December 31, 2017, 2016 and 2015 is presented below:

	Number of Shares	Aggregate Intrinsic Value (1)
Nonvested as of January 1, 2015	1,654,753
Granted	927,214
Forfeited	(251,351)
Vested	(523,763)
Nonvested as of December 31, 2015	1,806,853
Granted	1,582,429
Forfeited	(975,994)
Vested	(728,228)
Nonvested as of December 31, 2016	1,685,060
Granted	4,168,477
Forfeited	(552,981)
Vested	(575,883)
Nonvested as of December 31, 2017	4,724,673	$36,616,216
Vested and expected to vest as of December 31, 2017	4,337,839	$33,618,256

__________

(1)
The aggregate intrinsic values of RSUs and PSUs presented in the table above are calculated by multiplying the closing price of the Company’s ordinary shares on the last trading day of the fiscal year by the corresponding number of RSUs and PSUs.

As of December 31, 2017, the weighted average remaining requisite service period of these units was 2.1 years. The weighted average grant date fair value of the units granted during the years ended December 31, 2017, 2016 and 2015 was $11.42, $43.52 and $72.34 per unit, respectively. As of December 31, 2017, the total remaining unrecognized compensation cost related to non-vested RSUs and PSUs amounted to $30.8 million and $6.3 million, respectively.